                      OBERWEIS EMERGING GROWTH PORTFOLIO
                  TRANSACTION EFFECTED PURSUANT TO RULE 10F-3
                            INITIAL PUBLIC OFFERING

--------------------------------------------------------------------------------
Issue:  Precision Response        Purchase Date:  July 17, 1996

Shares Purchased: 50,000          Price Per Share: $14.50

Total Cost to Fund: $725,000

Total Principal Amount of Offering: $58,000,000  **

Fund's Total Cost as a % of Total Offering: 1.25%  **

Fund's Total Cost as a % of Total Fund Assets: 0.42%(cannot exceed 3%)

Underwriter Purchased From: DAIN BOSWORTH
--------------------------------------------------------------------------------

**The amount of securities of any class of such issue purchased by the Fund cannot exceed 4% of the principal amount of the offering of such class or $500,000 in principal amount, whichever is greater, but in no event greater than 10% of the principal amount of the offering.

 .  The securities were purchased at not more than the public offering price prior to the end of the first full business day after the first date on which the issue is offered to the public, if not offered for subscription upon exercise of rights or, if so offered, purchased on or before the fourth day preceding the day on which the rights offering terminates. yes / no / not
   applicable                                                 ---

 .  Issue was offered pursuant to an underwriting agreement under which the underwriters are committed to purchase all of the securities being offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any thereof: yes / no
                                      ---
 .  The issuer has been in continuous operation for not less than three years, including the operation of any predecessors:  yes / no
                                                 ---
 .  The Fund has not purchased the securities directly or indirectly from an officer, director, member of an advisory board, investment advisor or employee of the Fund or from a person of which any such officer, director, member of an advisory board, investment advisor or employee is an affiliated person; provided that a purchase from a syndicate manager shall not be deemed to be a purchase from a specific underwriter so long as that underwriter does not benefit directly or indirectly from the transaction: yes / no
                                                             ---
 .  The commission, spread or profit, received by the principal underwriters is reasonable and fair compared to the commission, spread or profit received by other such persons in connection with the underwriting of similar securities being sold during a comparable period of time: yes / no
                                                  ---
To assist in determining Fund compliance with respect to this trade, the following information is provided concerning recent offerings of similar securities:

Issuer                     Price Per Share  Underwriting Discount  Gross Spread
------                     ---------------  ---------------------  -------------

Precision Response             $14.50                  $1.02             7%

ICT Group                      $16.00                  $1.12             7%

SpectraLink                    $ 8.00                  $ .56             7%


                                 Advest, Inc.
                                 Alex Brown & Sons, Inc.
                                 Bean Murray, Foster Securities, Inc
                                 Cruttenden Roth, Inc.
                                 Dain Bosworth, Inc.
                                 EVEREN Securities, Inc.
                                 Furman Selz LLC
                                 George K. Baum & Co.
                                 Gerard Klauer Mattison & Co., LLC
                                 Goldman, Sachs & Co.
                                 GS 2 Securities, Inc.
                                 Hoak Securities Corp.
                                 Interstate/Johnson Lane Corp.
                                 J.C. Bradford & Co.
                                 J.P. Morgan Securities, Inc
                                 Janney Montgomery Scott, Inc.
                                 Jeffries & Co., Inc.
                                 John G. Kinnard and Company, Inc.
                                 Kirkpatrick, Pettis, Smith, Polian, Inc.
                                 Legg Mason Wood Walker, Inc.
                                 Lehman Brothers, Inc.
                                 McDonald & Co. Securities, Inc.
                                 Montgomery Securities
                                 Morgan Keegan & Co., Inc.
                                 Needham & Co., Inc.
                                 Oppenheimer & Co., Inc.
                                 Parker/Hunter, Inc.
                                 Piper Jaffray, Inc.
                                 Principal Financial Securities, Inc.
                                 Rauscher Price Refsnes, Inc.
                                 Raymond James & Associates, Inc.
                                 Robert W. Baird & Co., Inc.
                                 Robertson, Stephens & Co., Inc.
                                 Smith Barney, Inc.
                                 Sutro & Co., Inc.
                                 The Chicago Corporation
                                 The Robinson-Humphrey Co., Inc.
                                 Tucker Anthony, Inc.
                                 Wedbush Morgan Securities
                                 Wheat First Securities, Inc.
                                 William Blair & Co., Inc.

                           Oberweis Mid-Cap Portfolio
                  Transaction Effected Pursuant to Rule 10f-3
                            Initial Public Offering

--------------------------------------------------------------------------------
Issue:  Advanced Fibre Communications    Purchase Date:  September 30,1996
Shares Purchased:  300                   Price Per Share: $25.00
Total Cost to Fund:  $7,500.00
Total Principal Amount of Offering:  $112,500,000.00  **
Fund's Total Cost as a % of Total Offering:  .01%    **
Fund's Total Cost as a % of Total Fund Assets: .12% (cannot exceed 3%) Underwriter Purchased From: MORGAN STANLEY & CO.
--------------------------------------------------------------------------------

**The amount of securities of any class of such issue purchased by the Fund cannot exceed 4% of the principal amount of the offering of such class or $500,000 in principal amount, whichever is greater, but in no event greater than 10% of the principal amount of the offering.

 .  The securities were purchased at not more than the public offering price prior to the end of the first full business day after the first date on which the issue is offered to the public, if not offered for subscription upon exercise of rights or, if so offered, purchased on or before the fourth day preceding the day on which the rights offering terminates. yes / no / not
   applicable                                                 ---

 .  Issue was offered pursuant to an underwriting agreement under which the underwriters are committed to purchase all of the securities being offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any thereof: yes / no
                                      ---
 .  The issuer has been in continuous operation for not less than three years, including the operation of any predecessors:  yes / no
                                                 ---
 .  The Fund has not purchased the securities directly or indirectly from an officer, director, member of an advisory board, investment advisor or employee of the Fund or from a person of which any such officer, director, member of an advisory board, investment advisor or employee is an affiliated person; provided that a purchase from a syndicate manager shall not be deemed to be a purchase from a specific underwriter so long as that underwriter does not benefit directly or indirectly from the transaction: yes / no
                                                            ---
 .  The commission, spread or profit, received by the principal underwriters is reasonable and fair compared to the commission, spread or profit received by other such persons in connection with the underwriting of similar securities being sold during a comparable period of time: yes / no
                                                  ---
To assist in determining Fund compliance with respect to this trade, the following information is provided concerning recent offerings of similar securities:

Issuer                            Price Per Share  Underwriting Discount  Gross Spread
------                            ---------------  ---------------------  -------------

Advanced Fibre Comm.                  $25.00                  $1.75             7%

Alyn Corporation                      $13.50                  $ .95             7%

Integrated Technology USA             $ 6.00                  $ .48             8%

                            Alex Brown & Sons, Inc.
                            Brad Peery, Inc.
                            Cowen & Company
                            Dain Bosworth, Inc.
                            Donaldson, Luftkin & Jenrette Securities Corp. EVEREN Securities, Inc.
                            Fahnestock & Co., Inc.
                            Furman Selz LLC
                            Hambrecht & Quist LLC
                            McDonald & Co. Securities, Inc.
                            Merrill Lynch International
                            Merrill Lynch, Pierce, Fenner & Smith, Inc.
                            Morgan Stanley & Co. International Ltd.
                            Morgan Stanley & Co., Inc.
                            Needham & Co., Inc.
                            Nutmeg Securities, Ltd.
                            Parker/Hunter, Inc.
                            Pennsylvania Merchant Group Ltd.
                            Raymond James & Associates, Inc.
                            Smith Barney, Inc.
                            Soundview Financial Group, Inc.
                            The Chicago Corporation

                          OBERWEIS MID-CAP PORTFOLIO
                  TRANSACTION EFFECTED PURSUANT TO RULE 10f-3
                            INITIAL PUBLIC OFFERING

-------------------------------------------------------------------------------------
Issue: INTERNATIONAL NETWORK SERVICES                PURCHASE DATE: SEPTEMBER 18,1996
Shares Purchased: 500                                PRICE PER SHARE: $16.00
Total Cost to Fund: $8,000.00
Total Principal Amount of Offering: $40,000,000      **
Fund's Total Cost as a % of Total Offering: .02%     **
Fund's Total Cost as a % of Total Fund Assets: .15%(CANNOT EXCEED 3%)
Underwriter Purchased From: MORGAN STANLEY & CO.
-------------------------------------------------------------------------------------

**The amount of securities of any class of such issue purchased by the Fund cannot exceed 4% of the principal amount of the offering of such class or $500,000 in principal amount, whichever is greater, but in no event greater than 10% of the principal amount of the offering.

* The securities were purchased at not more than the public offering price prior to the end of the first full business day after the first date on which the issue is offered to the public, if not offered for subscription upon exercise of rights or, if so offered, purchased on or before the fourth day preceding the day on which the rights offering terminates.
     YES / no / not applicable

* Issue was offered pursuant to an underwriting agreement under which the underwriters are committed to purchase all of the securities being offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any thereof: YES / no

* The issuer has been in continuous operation for not less than three years, including the operation of any predecessors: YES / no

* The Fund has not purchased the securities directly or indirectly from an officer, director, member of an advisory board, investment advisor or employee of the Fund or from a person of which any such officer, director, member of an advisory board, investment advisor or employee is an affiliated person; provided that a purchase from a syndicate manager shall not be deemed to be a purchase from a specific underwriter so long as that underwriter does not benefit directly or indirectly from the transaction:
     YES / no

* The commission, spread or profit, received by the principal underwriters is reasonable and fair compared to the commission, spread or profit received by other such persons in connection with the underwriting of similar securities being sold during a comparable period of time: YES / no

To assist in determining Fund compliance with respect to this trade, the following information is provided concerning recent offerings of similar securities:

     Issuer                          Price Per Share  Underwriting Discount  Gross Spread
     ------                          ---------------  ---------------------  -------------

     International Network Serv.             $16.00           $1.12          7%

     Carriage Services                       $13.50           $ .95          7%

     Paracelsus Healthcare                   $ 8.50           $ .51          6%

                              Adams Harkness & Hill, Inc.
                              Advest, Inc.
                              Alex Brown & Sons, Inc.
                              Furman Selz LLC
                              Goldman, Sachs & Co.
                              Hambrecht & Quist LLC
                              Hampshire Securities Corp.
                              J.P. Morgan Securities, Inc
                              Merrill Lynch, Pierce, Fenner & Smith, Inc.
                              Montgomery Securities
                              Morgan Stanley & Co. International Ltd.
                              Pennsylvania Merchant Group Ltd.
                              Punk, Ziegel & Knoell, LP
                              Robertson, Stephens & Co., Inc.
                              Soundview Financial Group, Inc.
                              The Chicago Corporation
                              Wessels, Arnold & Henderson, LLC

                          OBERWEIS MID-CAP PORTFOLIO
                  TRANSACTION EFFECTED PURSUANT TO RULE 10f-3
                            INITIAL PUBLIC OFFERING

--------------------------------------------------------------------------------------
Issue: ABERCROMBIE & FITCH                            PURCHASE DATE: SEPTEMBER 25,1996
Shares Purchased: 2500                                PRICE PER SHARE: $16.00
Total Cost to Fund: $40,000.00
Total Principal Amount of Offering: $112,000,000      **
Fund's Total Cost as a % of Total Offering: .04%      **
Fund's Total Cost as a % of Total Fund Assets: .68%   (CANNOT EXCEED 3%)
Underwriter Purchased From: GOLDMAN SACHS
--------------------------------------------------------------------------------------

**The amount of securities of any class of such issue purchased by the Fund cannot exceed 4% of the principal amount of the offering of such class or $500,000 in principal amount, whichever is greater, but in no event greater than 10% of the principal amount of the offering.

* The securities were purchased at not more than the public offering price prior to the end of the first full business day after the first date on which the issue is offered to the public, if not offered for subscription upon exercise of rights or, if so offered, purchased on or before the fourth day preceding the day on which the rights offering terminates.
     YES / no / not applicable

* Issue was offered pursuant to an underwriting agreement under which the underwriters are committed to purchase all of the securities being offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any thereof: YES / no

* The issuer has been in continuous operation for not less than three years, including the operation of any predecessors: YES / no

* The Fund has not purchased the securities directly or indirectly from an officer, director, member of an advisory board, investment advisor or employee of the Fund or from a person of which any such officer, director, member of an advisory board, investment advisor or employee is an affiliated person; provided that a purchase from a syndicate manager shall not be deemed to be a purchase from a specific underwriter so long as that underwriter does not benefit directly or indirectly from the transaction:
     YES / no

* The commission, spread or profit, received by the principal underwriters is reasonable and fair compared to the commission, spread or profit received by other such persons in connection with the underwriting of similar securities being sold during a comparable period of time: YES / no

To assist in determining Fund compliance with respect to this trade, the following information is provided concerning recent offerings of similar securities:

     Issuer                          Price Per Share     Underwriting Discount     Gross Spread
     ------                          ---------------     ---------------------     ------------

     Abercrombie & Fitch                      $16.00             $1.06             6%

     LCC International, Inc.                  $16.00             $1.12             7%

     Cymer                                    $ 9.50             $ .66             7%

                             Alex Brown & Sons, Inc.
                             Bear Sterns & Co., Inc.
                             Black & Co., Inc.
                             Chase Securities, Inc.
                             Citicorp Securities, Inc.
                             CS First Boston Corporation
                             Deutsche Morgan Grenfell/CJ Lawrence, Inc.
                             Dillon Reed & Co., Inc.
                             Donaldson, Luftkin & Jenrette Securities Corp. Furman Selz LLC
                             Gerard Klauer Mattison & Co., LLC
                             Goldman, Sachs & Co.
                             Gruntal & Co., Inc.
                             HSBC Securities, Inc
                             J.P. Morgan Securities, Inc
                             JJB Hilliard, WL Lyons, Inc.
                             Lazard Frese & Co. LLC
                             Legg Mason Wood Walker, Inc.
                             McDonald & Co. Securities, Inc.
                             Merrill Lynch, Pierce, Fenner & Smith, Inc.
                             Montgomery Securities
                             Morgan Stanley & Co., Inc.
                             NatCity Investments, Inc.
                             Oppenheimer & Co., Inc.
                             Prudential Securities Inc.
                             Raymond James & Associates, Inc.
                             Robertson, Stephens & Co., Inc.
                             Rodman & Renshaw, Inc.
                             Salomon Brothers, Inc.
                             Schroeder Wertheim & Co., Inc.
                             Stephens, Inc.
                             The Buckingham Research Group, Inc.
                             The Chicago Corporation
                             The Ohio Company
                             USB Securities, LLC
                             William Blair & Co., Inc.

                       Oberweis Emerging Growth Portfolio
                  Transaction Effected Pursuant to Rule 10F-3
                            Initial Public Offering

--------------------------------------------------------------------------------
Issue:  INTELLIGROUP, INC.                      PURCHASE DATE: SEPTEMBER 27,1996

Shares Purchased: 5,000                         PRICE PER SHARE: $10.00

Total Cost to Fund: $50,000.00

Total Principal Amount of Offering: $24,750,000 **

Fund's Total Cost as a % of Total Offering: .20%        **

Fund's Total Cost as a % of Total Fund Assets: .03% (CANNOT EXCEED 3%)

Underwriter Purchased From: MONTGOMERY
--------------------------------------------------------------------------------

**The amount of securities of any class of such issue purchased by the Fund cannot exceed 4% of the principal amount of the offering of such class or $500,000 in principal amount, whichever is greater, but in no event greater than 10% of the principal amount of the offering.

 .    The securities were purchased at not more than the public offering price prior to the end of the first full business day after the first date on which the issue is offered to the public, if not offered for subscription upon exercise of rights or, if so offered, purchased on or before the fourth day preceding the day on which the rights offering terminates. YES/ NO / NOT APPLICABLE
     ---

 .    Issue was offered pursuant to an underwriting agreement under which the underwriters are committed to purchase all of the securities being offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any thereof: YES / NO
                                        ---

 .    The issuer has been in continuous operation for not less than three years, including the operation of any predecessors: YES / NO
                                                  ---

 .    The Fund has not purchased the securities directly or indirectly from an officer, director, member of an advisory board, investment advisor or employee of the Fund or from a person of which any such officer, director, member of an advisory board, investment advisor or employee is an affiliated person; provided that a purchase from a syndicate manager shall not be deemed to be a purchase from a specific underwriter so long as that underwriter does not benefit directly or indirectly from the transaction:
     YES / NO
     ---

 .    The commission, spread or profit, received by the principal underwriters is reasonable and fair compared to the commission, spread or profit received by other such persons in connection with the underwriting of similar securities being sold during a comparable period of time: YES / NO
                                                                ---
To assist in determining Fund compliance with respect to this trade, the following information is provided concerning recent offerings of similar securities:

Issuer                           Price Per Share  Underwriting Discount  Gross Spread
-------------------------------  ---------------  ---------------------  -------------
     Intelligroup, Inc.                   $10.00           $.70          7%

     Interlink Computer Serv.             $10.00           $.70          7%

     Talx Corporation                     $ 9.00           $.63          7%

Adams Harkness & Hill, Inc.
Bear Sterns & Co., Inc.
CL King & Associates, Inc.
Cowen & Company
Crowell, Weedon & Co.
Donaldson, Luftkin & Jenrette Securities Corp.
Gerard Klauer Mattison & Co., LLC
Goldman, Sachs & Co.
Hambrecht & Quist LLC
Interstate/Johnson Lane Corp.
J.P. Morgan Securities, Inc
Lehman Brothers, Inc.
McDonald & Co. Securities, Inc.
Montgomery Securities
Morgan Stanley & Co., Inc.
Oppenheimer & Co., Inc.
Prudential Securities Inc.
Raymond James & Associates, Inc.
Scott & Stringfellow, Inc.
The Chicago Corporation
USB Securities, LLC

                       Oberweis Emerging Growth Portfolio
                  Transaction Effected Pursuant to Rule 10f-3
                            Initial Public Offering

Issue:  NCO GROUP                       Purchase Date:  November 6, 1996

Shares Purchased: 10,000                Price Per Share: $13.00

Total Cost to Fund: $130,000.00

Total Principal Amount of Offering: $32,500,000    **

Fund's Total Cost as a % of Total Offering: .4%    **

Fund's Total Cost as a % of Total Fund Assets: .07% (cannot exceed 3%)

Underwriter Purchased From:  MONTGOMERY


**The amount of securities of any class of such issue purchased by the Fund cannot exceed 4% of the principal amount of the offering of such class or $500,000 in principal amount, whichever is greater, but in no event greater than 10% of the principal amount of the offering.

 .    The securities were purchased at not more than the public offering price prior to the end of the first full business day after the first date on which the issue is offered to the public, if not offered for subscription upon exercise of rights or, if so offered, purchased on or before the fourth day preceding the day on which the rights offering terminates.
     YES / NO / NOT APPLICABLE

 .    Issue was offered pursuant to an underwriting agreement under which the underwriters are committed to purchase all of the securities being offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any thereof: YES / NO

 .    The issuer has been in continuous operation for not less than three years, including the operation of any predecessors:  YES / NO

 .    The Fund has not purchased the securities directly or indirectly from an officer, director, member of an advisory board, investment advisor or employee of the Fund or from a person of which any such officer, director, member of an advisory board, investment advisor or employee is an affiliated person; provided that a purchase from a syndicate manager shall not be deemed to be a purchase from a specific underwriter so long as that underwriter does not benefit directly or indirectly from the transaction:
     YES / NO

 .    The commission, spread or profit, received by the principal underwriters is reasonable and fair compared to the commission, spread or profit received by other such persons in connection with the underwriting of similar securities being sold during a comparable period of time: YES / NO

To assist in determining Fund compliance with respect to this trade, the following information is provided concerning recent offerings of similar securities:

     Issuer                           Price Per Share  Underwriting Discount  Gross Spread
     ------                           ---------------  ---------------------  -------------

     NCO Group                                 $13.00          $.91           7%

     Vivid Technologies, Inc.                  $12.00          $.84           7%

     Obie Media Corporation                    $ 7.00          $.56           8%

                                  Alex Brown & Sons, Inc.
                                  Dain Bosworth, Inc.
                                  Furman Selz LLC
                                  Hambrecht & Quist LLC
                                  HC Wainwright & Co., Inc.
                                  Janney Montgomery Scott, Inc.
                                  McDonald & Co. Securities, Inc.
                                  Montgomery Securities
                                  Morgan Stanley & Co., Inc.
                                  Needham & Co., Inc.
                                  Raymond James & Associates, Inc.
                                  Robert W. Baird & Co., Inc.
                                  Robertson, Stephens & Co., Inc.
                                  Smith Barney, Inc.
                                  The Chicago Corporation
                                  Unterberg Harris
                                  William Blair & Co., Inc.

                         OBERWEIS MICRO-CAP PORTFOLIO
                  TRANSACTION EFFECTED PURSUANT TO RULE 10f-3
                            INITIAL PUBLIC OFFERING

--------------------------------------------------------------------------------
Issue: GEOTEL COMMUNICATIONS                        DATE: NOVEMBER 20, 1996
Shares Purchased: 2,000                             PRICE PER SHARE: $12.00
Total Cost to Fund: $24,000.00
Total Principal Amount of Offering: $26,400,000  **
Fund's Total Cost as a % of Total Offering: .09%    **
Fund's Total Cost as a % of Total Fund Assets: .08% (CANNOT EXCEED 3%)
Underwriter Purchased From:  ALEX BROWN
--------------------------------------------------------------------------------

**The amount of securities of any class of such issue purchased by the Fund cannot exceed 4% of the principal amount of the offering of such class or $500,000 in principal amount, whichever is greater, but in no event greater than 10% of the principal amount of the offering.

* The securities were purchased at not more than the public offering price prior to the end of the first full business day after the first date on which the issue is offered to the public, if not offered for subscription upon exercise of rights or, if so offered, purchased on or before the fourth day preceding the day on which the rights offering terminates.
     YES / no / not applicable

* Issue was offered pursuant to an underwriting agreement under which the underwriters are committed to purchase all of the securities being offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any thereof: YES / no

* The issuer has been in continuous operation for not less than three years, including the operation of any predecessors: YES / no

* The Fund has not purchased the securities directly or indirectly from an officer, director, member of an advisory board, investment advisor or employee of the Fund or from a person of which any such officer, director, member of an advisory board, investment advisor or employee is an affiliated person; provided that a purchase from a syndicate manager shall not be deemed to be a purchase from a specific underwriter so long as that underwriter does not benefit directly or indirectly from the transaction:
     YES / no

* The commission, spread or profit, received by the principal underwriters is reasonable and fair compared to the commission, spread or profit received by other such persons in connection with the underwriting of similar securities being sold during a comparable period of time: YES / no

To assist in determining Fund compliance with respect to this trade, the following information is provided concerning recent offerings of similar securities:

     Issuer                          Price Per Share       Underwriting Discount     Gross Spread
     ------                          ---------------       ---------------------     -------------

     GeoTel Communications                    $12.00               $.84              7%

     Award Software Intl.                     $ 8.00               $.56              7%

     Precom Technology                        $ 9.00               $.63              7%

                              Adams Harkness & Hill, Inc.
                              Cowen & Company
                              Dakin Securites Corporation
                              Hambrecht & Quist LLC
                              Montgomery Securities
                              Morgan Stanley & Co., Inc.
                              Needham & Co., Inc.
                              Oppenheimer & Co., Inc.
                              Parker/Hunter, Inc.
                              Robertson, Stephens & Co., Inc.
                              Soundview Financial Group, Inc.
                              The Chicago Corporation
                              The Seidler Companies Incorporated
                              Volpe, Welty & Company
                              Wheat First Securities, Inc.

                      OBERWEIS EMERGING GROWTH PORTFOLIO
                  TRANSACTION EFFECTED PURSUANT TO RULE 10f-3
                            INITIAL PUBLIC OFFERING

-------------------------------------------------------------------------------------
Issue: DONNELLY ENTERPRISE SOLUTIONS, INC.          PURCHASE DATE: OCTOBER 30,1996
Shares Purchased: 15,000                            PRICE PER SHARE: $25.00
Total Cost to Fund: $375,000.00
Total Principal Amount of Offering: $71,500,000     **
Fund's Total Cost as a % of Total Offering: .52%             **
Fund's Total Cost as a % of Total Fund Assets:.21% (CANNOT EXCEED 3%)
Underwriter Purchased From: SALOMON BROTHERS
-------------------------------------------------------------------------------------

**The amount of securities of any class of such issue purchased by the Fund cannot exceed 4% of the principal amount of the offering of such class or $500,000 in principal amount, whichever is greater, but in no event greater than 10% of the principal amount of the offering.

* The securities were purchased at not more than the public offering price prior to the end of the first full business day after the first date on which the issue is offered to the public, if not offered for subscription upon exercise of rights or, if so offered, purchased on or before the fourth day preceding the day on which the rights offering terminates.
     YES / no / not applicable

* Issue was offered pursuant to an underwriting agreement under which the underwriters are committed to purchase all of the securities being offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any thereof: YES / no

* The issuer has been in continuous operation for not less than three years, including the operation of any predecessors: YES / no

* The Fund has not purchased the securities directly or indirectly from an officer, director, member of an advisory board, investment advisor or employee of the Fund or from a person of which any such officer, director, member of an advisory board, investment advisor or employee is an affiliated person; provided that a purchase from a syndicate manager shall not be deemed to be a purchase from a specific underwriter so long as that underwriter does not benefit directly or indirectly from the transaction:
     YES / no

* The commission, spread or profit, received by the principal underwriters is reasonable and fair compared to the commission, spread or profit received by other such persons in connection with the underwriting of similar securities being sold during a comparable period of time: YES / no

To assist in determining Fund compliance with respect to this trade, the following information is provided concerning recent offerings of similar securities:

     Issuer                          Price Per Share       Underwriting Discount      Gross Spread
     ------                          ---------------       ---------------------      -------------

     Donnelly Enterprise Solutions            $25.00              $1.625              7%

     Abercrombie & Fitch                      $16.00              $ 1.06              7%

                              A G Edwards & Sons, Inc.
                              Advest, Inc.
                              Alex Brown & Sons, Inc.
                              Bear Sterns & Co., Inc.
                              Cazenove, Inc.
                              Dain Bosworth, Inc.
                              David A. Noyes & Co.
                              Donaldson, Luftkin & Jenrette Securities Corp. EVEREN Securities, Inc.
                              Fahnestock & Co., Inc.
                              Goldman, Sachs & Co.
                              J.P. Morgan Securities, Inc
                              Lehman Brothers, Inc.
                              McDonald & Co. Securities, Inc.
                              Montgomery Securities
                              Morgan Stanley & Co., Inc.
                              Nesbit Burns Securities, Inc.
                              Oppenheimer & Co., Inc.
                              Punk, Ziegel & Knoell, LP
                              Ragen Mackenzie Inc.
                              Rauscher Price Refsnes, Inc.
                              Raymond James & Associates, Inc.
                              Robertson, Stephens & Co., Inc.
                              Salomon Brothers, Inc.
                              Smith Barney, Inc.
                              Soundview Financial Group, Inc.
                              Sutro & Co., Inc.
                              The Chicago Corporation
                              The Robinson-Humphrey Co., Inc.

                           Oberweis Mid-Cap Portfolio
                  Transaction Effected Pursuant to Rule 10f-3
                            Initial Public Offering

Issue:  INGRAM MICRO, INC.        Purchase Date:  November 1, 1996

Shares Purchased: 1,000           Price Per Share: $18.00

Total Cost to Fund: $18,000.00

Total Principal Amount of Offering: $360,000,000    **

Fund's Total Cost as a % of Total Offering: .01%    **

Fund's Total Cost as a % of Total Fund Assets: .24% (cannot exceed 3%)

Underwriter Purchased From: MORGAN STANLEY


**The amount of securities of any class of such issue purchased by the Fund cannot exceed 4% of the principal amount of the offering of such class or $500,000 in principal amount, whichever is greater, but in no event greater than 10% of the principal amount of the offering.

 .    The securities were purchased at not more than the public offering price prior to the end of the first full business day after the first date on which the issue is offered to the public, if not offered for subscription upon exercise of rights or, if so offered, purchased on or before the fourth day preceding the day on which the rights offering terminates.
     YES / NO / NOT APPLICABLE

 .    Issue was offered pursuant to an underwriting agreement under which the underwriters are committed to purchase all of the securities being offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any thereof: YES / NO

 .    The issuer has been in continuous operation for not less than three years, including the operation of any predecessors:  YES / NO

 .    The Fund has not purchased the securities directly or indirectly from an officer, director, member of an advisory board, investment advisor or employee of the Fund or from a person of which any such officer, director, member of an advisory board, investment advisor or employee is an affiliated person; provided that a purchase from a syndicate manager shall not be deemed to be a purchase from a specific underwriter so long as that underwriter does not benefit directly or indirectly from the transaction:
     YES / NO

 .    The commission, spread or profit, received by the principal underwriters is reasonable and fair compared to the commission, spread or profit received by other such persons in connection with the underwriting of similar securities being sold during a comparable period of time: YES / NO

To assist in determining Fund compliance with respect to this trade, the following information is provided concerning recent offerings of similar securities:

Issuer                        Price Per Share  Underwriting Discount  Gross Spread
----------------------------  ---------------  ---------------------  -------------

     Ingram Micro, Inc.                $18.00        $.972                   5%

     Education Mgmt. Corp.             $15.00        $1.05                   7%

     Summit                            $ 9.50        $ .66                   7%

                                  A G Edwards & Sons, Inc.
                                  Adams Harkness & Hill, Inc.
                                  Alex Brown & Sons, Inc.
                                  Bear Sterns & Co., Inc.
                                  Cowen & Company
                                  Dillon Reed & Co., Inc.
                                  Donaldson, Luftkin & Jenrette Securities Corp. Edward D. Jones & Co., LP
                                  Equitable Securities Corporation
                                  EVEREN Securities, Inc.
                                  Goldman, Sachs & Co.
                                  Hambrecht & Quist LLC
                                  Interstate/Johnson Lane Corp.
                                  J.C. Bradford & Co.
                                  Janney Montgomery Scott, Inc.
                                  JJB Hilliard, WL Lyons, Inc.
                                  Legg Mason Wood Walker, Inc.
                                  Lehman Brothers, Inc.
                                  McDonald & Co. Securities, Inc.
                                  Merrill Lynch, Pierce, Fenner & Smith, Inc.
                                  Montgomery Securities
                                  Morgan Keegan & Co., Inc.
                                  Morgan Stanley & Co., Inc.
                                  Needham & Co., Inc.
                                  Paine Webber, Inc.
                                  Raymond James & Associates, Inc.
                                  Robert W. Baird & Co., Inc.
                                  Scott & Stringfellow, Inc.
                                  Smith Barney, Inc.
                                  Soundview Financial Group, Inc.
                                  Stephens, Inc.
                                  The Chicago Corporation
                                  The Robinson-Humphrey Co., Inc.
                                  Tucker Anthony, Inc.
                                  Volpe, Welty & Company
                                  Wedbush Morgan Securities
                                  Wheat First Securities, Inc.

                           Oberweis Mid-Cap Portfolio
                  Transaction Effected Pursuant to Rule 10f-3
                            Initial Public Offering

Issue:  METRIS COMPANIES                    Purchase Date:  October 25, 1996

Shares Purchased: 1,000                     Price Per Share: $16.00

Total Cost to Fund: $16,000.00

Total Principal Amount of Offering: $45,333,328  **

Fund's Total Cost as a % of Total Offering: .04%    **

Fund's Total Cost as a % of Total Fund Assets: .22% (cannot exceed 3%)

Underwriter Purchased From:  SMITH BARNEY


**The amount of securities of any class of such issue purchased by the Fund cannot exceed 4% of the principal amount of the offering of such class or $500,000 in principal amount, whichever is greater, but in no event greater than 10% of the principal amount of the offering.

 .    The securities were purchased at not more than the public offering price prior to the end of the first full business day after the first date on which the issue is offered to the public, if not offered for subscription upon exercise of rights or, if so offered, purchased on or before the fourth day preceding the day on which the rights offering terminates.
     YES / NO / NOT APPLICABLE

 .    Issue was offered pursuant to an underwriting agreement under which the underwriters are committed to purchase all of the securities being offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any thereof: YES / NO

 .    The issuer has been in continuous operation for not less than three years, including the operation of any predecessors:  YES / NO

 .    The Fund has not purchased the securities directly or indirectly from an officer, director, member of an advisory board, investment advisor or employee of the Fund or from a person of which any such officer, director, member of an advisory board, investment advisor or employee is an affiliated person; provided that a purchase from a syndicate manager shall not be deemed to be a purchase from a specific underwriter so long as that underwriter does not benefit directly or indirectly from the transaction:
     YES / NO

 .    The commission, spread or profit, received by the principal underwriters is reasonable and fair compared to the commission, spread or profit received by other such persons in connection with the underwriting of similar securities being sold during a comparable period of time: YES / NO

To assist in determining Fund compliance with respect to this trade, the following information is provided concerning recent offerings of similar securities:

Issuer                         Price Per Share  Underwriting Discount  Gross Spread
---------------------------    ---------------  ---------------------  -------------

     Metris Companies                   $16.00       $1.12             7%

     Boston Biomedica, Inc.             $ 8.50       $.595             7%

     Alyn Corporation                   $13.50       $ .95             7%

                                  Bear Sterns & Co., Inc.
                                  Brean Murray, Foster Securities, Inc.
                                  CL King & Associates, Inc.
                                  Dain Bosworth, Inc.
                                  First Michigan
                                  Furman Selz LLC
                                  GS 2 Securities, Inc.
                                  Jeffries & Co., Inc.
                                  Legg Mason Wood Walker, Inc.
                                  McDonald & Co. Securities, Inc.
                                  Merrill Lynch, Pierce, Fenner & Smith, Inc.
                                  Paine Webber, Inc.
                                  Salomon Brothers, Inc.
                                  Sanford C. Berstein & Co., Inc.
                                  Smith Barney, Inc.
                                  Sutro & Co., Inc.
                                  The Chicago Corporation
                                  Wheat First Securities, Inc.
                                  William Blair & Co., Inc.